CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Comprehensive income:
Net income	$ 363,598	$ 385,797	$ 137,158
Other comprehensive income (loss), net of tax:
Change in pension and postretirement benefit plans, (net of tax benefits: $33.2 million, $2.2 million, $44.2 million)	(53,224)	(5,280)	(28,513)
Change in unrealized loss on hedges, (net of tax benefits: $0.3 million, $0.2 million, $0.4 million)	(716)	(596)	(877)
Change in foreign currency translation adjustment	(3,276)
Change in unrealized gain on investments, net of $0.09 million tax provision	128
Total other comprehensive income (loss), net of tax	(57,088)	(5,876)	(29,390)
Total comprehensive income	$ 306,510	$ 379,921	$ 107,768